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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) July 30, 1998
                                                 -------------

                  AMERICAN HERITAGE LIFE INVESTMENT CORPORATION
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             (Exact name of registrant as specified in its charter)

      Florida                      1-7255                        59-1219710
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(State or incorporation         (Commission                    (IRS Employer
   or organization)             File Number)                 Identification No.)


1776 American Heritage Life Drive
     Jacksonville, Florida                                         32224
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number:        (904) 992-1776
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                               N/A
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 (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Reference is made to a copy of the By-Laws of American Heritage Life Investment Corporation, as Amended and Restated, dated July 30, 1998, which is filed as Exhibit 3 to this report, which exhibit is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.


         (c) Exhibits

             Exhibit Number        Description of Exhibit
             --------------        -----------------------
               3.2               By-Laws of American Heritage
                                 Life Investment Corporation,
                                 as Amended and Restated,
                                 dated July 30, 1998



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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AMERICAN HERITAGE LIFE INVESTMENT
                                              CORPORATION


Date:  August 11, 1998                        By: /s/Christopher A. Verlander
                                                  ---------------------------
                                                  Christopher A. Verlander
                                                  Vice Chairman and Corporate
                                                  Secretary


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                                  EXHIBIT INDEX

         The following designated exhibit is filed herewith:

Exhibit
--------
   3.2           By-Laws of American Heritage Life
                 Investment Corporation, as Amended
                 and Restated, dated July 30, 1998



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